EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

    Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tegal Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2004                         /s/ MICHAEL L. PARODI
                                                ------------------------------
                                                Michael L. Parodi
                                                Chief Executive  Officer



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


      Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tegal Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2004                         /s/ THOMAS R. MIKA
                                                ------------------------------
                                                Thomas R. Mika
                                                Chief Financial Officer


                                       47